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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                               _______________

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   March 22, 2000
                                                   --------------



                             GraphOn Corporation
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             (Exact name of registrant as specified in charter)


          Delaware                  0-21683               13-3899021
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(State or other jurisdiction      (Commission           (IRS Employer
     of incorporation)            File Number)        Identification No.)


      225 Cochrane Circle, Morgan Hill, CA                        95037
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    (Address of principal executive offices                     (Zip Code)


  Registrant's telephone number, including area code   (408) 776-1731
                                                     ------------------------



                                      *
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       (Former name or former address, if changed since last report.)
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Item 5.   OTHER EVENTS
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      (a)  On March 17, 2000, Edmund Becmer, the Company's Chief Financial
Officer, Vice President of Finance and Administration and Secretary, resigned from all offices held at the Company and as an employee of the Company. On March 22, 2000, the Company's Board of Directors appointed Mr. William Swain as Chief Financial Officer and Secretary.
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                                 SIGNATURES
                                 ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        GraphOn Corporation
                                        ----------------------------
                                        (Registrant)

Date:  April 5, 2000                    By: /s/ William Swain
                                           -------------------------
                                           William Swain
                                           Chief Financial Officer